UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019
_________________

OXBRIDGE RE HOLDINGS LIMITED
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36346	98-1150254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

Suite 201, 42 Edward Street, Georgetown P.O. Box 469 Grand Cayman, Cayman Islands (Address of Principal Executive Office)		KY1-9006 (Zip Code)
Registrant’s telephone number, including area code: (345) 749-7570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 14, 2019, Oxbridge Re Holdings Limited issued a press release announcing its financial results for the quarter ending March 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXBRIDGE RE HOLDINGS LIMITED

Date: May 14, 2019	By:	/s/ Wrendon Timothy
Wrendon Timothy
Chief Financial Officer and Secretary (Principal Accounting Officer and Principal Financial Officer)

A signed original of this Form 8-K has been provided to Oxbridge Re Holdings Limited and will be retained by Oxbridge Re Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 14, 2019